SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. 2)

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Filed by a Party other than the Registrant	[	]

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[	]	Preliminary Proxy Statement
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[	]	Definitive Proxy Statement
[ X ]	Definitive Additional Materials
[	]	Soliciting Material Pursuant to § 240.14a-12

                                                                               CAREGUIDE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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CAREGUIDE, INC.

4401 N.W. 124th Avenue

Coral Springs, FL 33065

SUPPLEMENT No. 2 TO

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On June 13, 2007

Dear Stockholder:

This supplemental information is furnished in connection with the solicitation of proxies by the Board of Directors of CareGuide, Inc. a Delaware corporation (the “Company”), for use at the Annual Meeting of Stockholders which is scheduled for June 13, 2007 at 2:00 p.m. at the offices of Essex Woodlands Health Ventures, located at 717 Fifth Avenue, 14th Floor, Suite B, New York, NY 10022, and any adjournments thereof. The Company’s stockholders have been asked to consider the election of seven nominees to the Board of Directors of the Company. This proposal is described in detail in the notice and proxy statement dated April 30, 2007.

As announced by us on May 21, 2007, Daniel C. Lubin resigned as a director of the Company on May 15, 2007.  As a result of Mr. Lubin’s resignation, Mr. Lubin is no longer standing for re-election to the Board of Directors at the upcoming Meeting. In accordance with the Company’s bylaws, on May 21, 2007, the remaining members of the Board of Directors of the Company appointed Chris E. Paterson, the President and Chief Executive Officer of the Company, to fill the vacancy on the Board of Directors resulting from the resignation of Mr. Lubin and to serve for the remainder of Mr. Lubin’s term. The Board of Directors also nominated Dr. Paterson to stand for election at the upcoming Meeting, and Dr. Paterson has indicated his willingness to continue to serve as a director of the Company, if elected at the Meeting.

There is no arrangement or understanding between Dr. Paterson and any other person pursuant to which he was selected as a director. As an employee of the Company, Dr. Paterson is not expected to be named to any committee of the Board of Directors and will not receive any additional compensation for serving as a director.

Enclosed is a revised proxy card to be used to elect the members of the Board, reflecting the replacement of Mr. Lubin by Dr. Paterson. If you received the proxy card that included Mr. Lubin as a nominee and you have not yet voted, please disregard that card. Only votes "for" Dr. Paterson that are cast with the enclosed proxy card will be counted as a vote "for" Dr. Paterson. Votes cast with the enclosed proxy will also revoke any previous vote cast by you. If you have already voted by mailing the original proxy card you were provided, and you do not re-vote using the revised proxy card enclosed with this supplemental information, then your vote will have the same effect as "withheld" with respect to Dr. Paterson, but none of your votes with respect to the other nominees for director will be affected, nor will any of your votes with respect to the other proposals being voted on at the Meeting be affected.

You may still attend the meeting in person. To vote by proxy, please complete, sign, date and return the accompanying proxy card in the enclosed envelope, which needs no postage if mailed in the United States. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

The following is information about Dr. Paterson:

Chris E. Paterson, Ph.D., age 46, became our President and Chief Executive Officer on January 25, 2006. Prior to that, Dr. Paterson was President and Chief Executive Officer of CCS Consolidated, Inc. and a member of its board of directors since January 2005. He joined CCS Consolidated as Executive Vice President in July 2004. From 2002 to 2004, Dr. Paterson served as the President of the Central Region of UnitedHealth Group’s AmeriChoice Corporation, having served as CEO of AmeriChoice health plans in Pennsylvania from 1998 to 2002. From 1990 to 1998, he worked with Merit Behavioral Care Corporation, serving in such positions as Executive Vice President of the Eastern Division and President of Tennessee Behavioral Health. Dr. Paterson has served on the boards of such entities as the City of Philadelphia Department of Health and the American Heart Association Southeastern Pennsylvania Region. Dr. Paterson received his Ph.D. in psychology from Ohio State University, interned at the University of Florida and served on the faculty of the University of Miami early in his career.

Additional information about Dr. Paterson, including a description of his employment agreement, compensation paid during the year ended December 31, 2006, benefits, his ownership of the Company’s equity securities, and other matters is included in the Company’s proxy statement, dated April 30, 2007.

After careful consideration, the Board of Directors of the Company unanimously approved and recommends that you vote “For” each nominee for director identified in Proposal 1, as supplemented by these materials. Stockholders of record as of the close of business on April 27, 2007 are entitled to vote at the Meeting. The information in this Supplement replaces any inconsistent information in the original proxy statement dated April 30, 2007.

By Order of the Board of Directors

Kim Braxl

Secretary

Coral Springs, Florida

May 23, 2007

3.

PROXY

CAREGUIDE, INC.

THIS AMENDED AND RESTATED PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR

THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 13, 2007

The undersigned hereby appoints Chris E. Paterson and/or Kim Braxl, each with full power of substitution, as proxies for the undersigned to attend the Annual Meeting of Stockholders of CareGuide, Inc. (the “Company”), to be held at the offices of Essex Woodlands Health Ventures, located at 717 Fifth Avenue, 14th Floor, Suite B, New York, NY 10022 on June 13, 2007 at 2:00 p.m., Eastern Time, or any adjournment thereof, and to vote the number of shares of capital stock of the Company that the undersigned would be entitled to vote, and with all the power the undersigned would possess, if personally present, as follows:

1.	To elect the following nominees for election as directors:

Dr. Albert S. Waxman

Mr. John Pappajohn

Dr. Derace L. Schaffer

Mr. Mark L. Pacala

Dr. Chris E. Paterson

Mr. William C. Stapleton

Dr. Michael J. Barber

œ FOR ALL NOMINEES

œ WITHHOLD AUTHORITY
(To withhold authority to vote for an individual nominee, write the nominee’s name on the line provided below) ________________________________

2.	Approval of the Company’s 2007 Equity Incentive Plan.

œ FOR	œ AGAINST	œ ABSTAIN

3.             Approval of an amendment to the Company’s Certificate of Incorporation to increase the authorized number of shares of common stock from 80,000,000 to 100,000,000 shares.

œ FOR	œ AGAINST	œ ABSTAIN

4.             Ratification of the appointment of McGladrey & Pullen LLP as the Company’s independent auditors for the fiscal year ending December 31, 2007.

œ FOR	œ AGAINST	œ ABSTAIN

The Proxies will vote as specified herein or, if a choice is not specified, they will vote “FOR” the proposals set forth above. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

When shares are held by two or more persons as joint tenants, both or all should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

DATED: ________________	____________________________ ____________________________ ____________________________ ____________________________ Signature

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